                                                                   Exhibit 10.29
                                November 16, 2000


National Broadcasting Company, Inc.
30 Rockefeller Plaza
New York, New York  10112

Ladies and Gentlemen:

     Reference is made to (a) that certain Distribution and Marketing Agreement dated as of March 8, 1999 (the "Distribution Agreement") by and between National Broadcasting Company, Inc. ("NBC") and ValueVision International, Inc. ("VVI") and (b) those certain 1,450,000 Common Stock Purchase Warrants represented by that certain Warrant Certificate No. W-2 (and any replacement(s) thereof) exercisable commencing April 22, 1999, issued by VVI to NBC (the "Initial Distributor Warrants").

     For value received, the sufficiency of which is hereby acknowledged, VVI hereby acknowledges and agrees as follows:

     (i) The Initial Distributor Warrants are hereby amended by replacing Schedule A thereto with Schedule A attached hereto.

     (ii) Effective as of May 31, 2000, NBC has achieved the Aggregate Performance Target, as defined in Section 8(d) of the Distribution Agreement.

     This letter shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be executed and performed in that state.

     Please indicate your concurrence with the foregoing by signing where indicated below.

                                       Very truly yours,

                                       VALUEVISION INTERNATIONAL, INC.


                                       By:   /s/ Nathan E. Fagre
                                          -------------------------------------
                                            Senior Vice President and General
                                            Counsel

We concur:

NATIONAL BROADCASTING COMPANY, INC.


By: /s/ Bruce Campbell
---------------------------------------
Vice President of Corporate Development



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                                   Schedule A

                               SCHEDULE OF VESTING

         Date                                        Warrants Vesting on Date
         ----                                        ------------------------
         April 22, 1999                                       200,000
         April 22, 2000                                       125,000
         November 16, 2000                                  1,125,000